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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Lear Corporation (the "Company") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 9, 2002                  Signed:  /s/  David C. Wajsgras
                                               --------------------------------
                                               David C. Wajsgras
                                               Chief Financial Officer